EXHIBIT 21



                                  SUBSIDIARIES


     Johnson & Johnson, a New Jersey corporation, has the domestic and international subsidiaries shown below. Certain domestic subsidiaries and international subsidiaries are not named because they are not significant in the aggregate. Johnson & Johnson has no parent.


                                                              Jurisdiction of
Name of Subsidiary                                            Organization
- ------------------                                            ---------------
Domestic Subsidiaries:

  Ethicon Endo Surgery, Inc. ..............................   Ohio

  Ethicon, Inc. ...........................................   Ohio

  Iolab Corporation .......................................   California

  Janssen Pharmaceutica Inc. ..............................   New Jersey

  Johnson & Johnson Clincal Diagnostics, Inc. .............   New York

  Johnson & Johnson Consumer Products, Inc. ...............   New Jersey

  Johnson & Johnson Development Corporation ...............   New Jersey

  Johnson & Johnson Finance Corporation ...................   New Jersey

  Johnson & Johnson Health Care Systems, Inc. .............   New Jersey

  Johnson & Johnson International .........................   New Jersey

  Johnson & Johnson Japan Inc. ............................   New Jersey

  Johnson & Johnson Medical, Inc. .........................   New Jersey

  Johnson & Johnson o Merck Consumer Pharmaceuticals Co. ..   New Jersey

  Johnson & Johnson (Middle East) Inc. ....................   New Jersey

  Johnson & Johnson Professional, Inc. ....................   New Jersey

  Johnson & Johnson (Russia), Inc. ........................   New Jersey

  Johnson & Johnson Slovakia, Ltd. ........................   New Jersey

  Johnson & Johnson Vision Products, Inc. .................   Florida

  Johnson & Johnson S.E., Inc. ............................   New Jersey

  JJHC, Inc. ..............................................   Delaware

  LifeScan, Inc. ..........................................   California

  McNEIL-PPC, Inc. ........................................   New Jersey


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                                                              Jurisdiction of
Name of Subsidiary                                            Organization
- ------------------                                            ---------------
  McNeilab, Inc. ..........................................   Pennsylvania

  Neutrogena Corporation ..................................   Delaware

  Noramco, Inc. ...........................................   Georgia

  Ortho Biotech Inc. ......................................   New Jersey

  Ortho Diagnostic Systems Inc. ...........................   New Jersey

  Ortho Pharmaceutical Corporation ........................   Delaware

  Site Microsurgical Systems, Inc. ........................   Pennsylvania

  Therakos, Inc. ..........................................   Florida

International Subsidiaries:

  Chicopee B.V. ...........................................   Netherlands

  Cilag AB ................................................   Sweden

  Cilag AG ................................................   Switzerland

  Cilag AG International ..................................   Switzerland

  Cilag AG Pharmaceuticals ................................   Switzerland

  Cilag de Mexico, S.A. de C.V. ...........................   Mexico

  Cilag Farmaceutica Ltda. ................................   Brazil

  Cilag Ges.m.b.H. ........................................   Austria

  Cilag G.m.b.H. ..........................................   Germany

  Cilag Limited ...........................................   England

  Cilag-Medicamenta, Limitada .............................   Portugal

  Cilag N.V. ..............................................   Belgium

  Cilag Pharmaceutical K.K. ...............................   Japan

  Cilag S.A.R.L. ..........................................   France

  Cilag S.p.A. ............................................   Italy

  Dial S.A. ...............................................   France

  Dr. Molter G.m.b.H. .....................................   Germany

  Ethicon Endo-Surgery (Europe) G.m.b.H. ..................   Germany

  Ethicon G.m.b.H. & Co. KG ...............................   Germany

  Ethicon Ltd. ............................................   Scotland

  Ethicon S.p.A. ..........................................   Italy


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                                                              Jurisdiction of
Name of Subsidiary                                            Organization
- ------------------                                            ---------------
  Ethnor Del Istmo S.A. ...................................   Panama

  Ethnor Limited ..........................................   India

  Ethnor (Proprietary) Limited ............................   South Africa

  Ethnor S.A. .............................................   France

  Greiter AG ..............................................   Switzerland

  Greiter GmbH ............................................   Austria

  Greiter Distribution AG .................................   Switzerland

  Greiter (International) AG ..............................   Switzerland

  Health Care Products S.A. ...............................   Greece

  Janssen Biotech N.V. ....................................   Belgium

  Janssen-Cilag Pty. Limited ..............................   Australia

  Janssen Farmaceutica Ltda ...............................   Brazil

  Janssen Farmaceutica Limitada ...........................   Chile

  Janssen Farmaceutica Portugal, Limitada .................   Portugal

  Janssen Farmaceutica C.A. ...............................   Venezuela

  Janssen Farmaceutica S.A. ...............................   Argentina

  Janssen Farmaceutica S.A. ...............................   Spain

  Janssen Farmaceutica S.A. ...............................   Colombia

  Janssen Farmaceutica, S.A. de C.V. ......................   Mexico

  Janssen Farmaceutici S.p.A. .............................   Italy

  Janssen G.m.b.H. ........................................   Germany

  Janssen International N.V. ..............................   Belgium

  Janssen K.K. ............................................   Japan

  Janssen Korea, Ltd. .....................................   Korea

  Janssen-Kyowa Co., Ltd. .................................   Japan

  Janssen Pharma AB .......................................   Sweden

  Janssenpharma A/S .......................................   Denmark

  Janssen Pharmaceutica AG ................................   Switzerland

  Janssen Pharmaceutica B.V. ..............................   Netherlands

  Janssen Pharmaceutica G.m.b.H. ..........................   Austria


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                                                              Jurisdiction of
Name of Subsidiary                                            Organization
- ------------------                                            ---------------
  Janssen Pharmaceutica Inc. ..............................   Canada

  Janssen Pharmaceutica Limited ...........................   Thailand

  Janssen Pharmaceutica N.V. ..............................   Belgium

  Janssen Pharmaceutica (Proprietary) Limited .............   South Africa

  Janssen Pharmaceutica S.A.C.I. ..........................   Greece

  Janssen Pharmaceutical Limited ..........................   England

  Janssen Pharmaceutical Limited ..........................   Ireland

  Janssen Products, Inc. ..................................   Puerto Rico

  Johnson & Johnson AB ....................................   Sweden

  Johnson & Johnson AG ....................................   Switzerland

  Johnson & Johnson AS ....................................   Denmark

  Johnson & Johnson S.A. de C.V. ..........................   Mexico

  Johnson & Johnson (Angola), Limitada ....................   Angola

  Johnson & Johnson de Argentina, S.A.C.e.I. ..............   Argentina

  Johnson & Johnson China, Ltd. ...........................   China

  Johnson & Johnson Clinical Diagnostics (Europe) SA ......   France

  Johnson & Johnson Clinical Diagnostics GmbH .............   Germany

  Johnson & Johnson Clinical Diagnostics Ltd. .............   England

  Johnson & Johnson Clinical Diagnostics SA ...............   France

  Johnson & Johnson Clinical Diagnostics SpA ..............   Italy

  Johnson & Johnson de Chile S.A. .........................   Chile

  Johnson & Johnson de Colombia S.A. ......................   Colombia

  Johnson & Johnson de Costa Rica S.A. ....................   Costa Rica

  Johnson & Johnson del Ecuador S.A. ......................   Ecuador

  Johnson & Johnson de Mexico S.A. de C.V. ................   Mexico

  Johnson & Johnson de Uruguay S.A. .......................   Uruguay

  Johnson & Johnson de Venezuela, S.A. ....................   Venezuela

  Johnson & Johnson (Dominicana), C. por A. ...............   Dominican Republic

  Johnson & Johnson (Fiji) Limited ........................   Fiji

  Johnson & Johnson/Gaba B.V. .............................   Netherlands


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                                                              Jurisdiction of
Name of Subsidiary                                            Organization
- ------------------                                            ---------------
  Johnson & Johnson G.m.b.H. ..............................   Austria

  Johnson & Johnson G.m.b.H. ..............................   Germany

  Johnson & Johnson Guatemala, S.A. .......................   Guatemala

  Johnson & Johnson Hellas S.A. ...........................   Greece

  Johnson & Johnson Hemisferica S.A. ......................   Puerto Rico

  Johnson & Johnson (Hong Kong) Limited ...................   Hong Kong

  Johnson & Johnson Inc. ..................................   Canada

  Johnson & Johnson Industria e Comercio Ltda .............   Brazil

  Johnson & Johnson (Ireland) Limited .....................   Ireland

  Johnson & Johnson (Jamaica) Limited .....................   Jamaica

  Johnson & Johnson Japan Diagnostics Ltd. ................   Japan

  Johnson & Johnson (Kenya) Limited .......................   Kenya

  Johnson & Johnson Korea Ltd. ............................   Korea

  Johnson & Johnson Kft. ..................................   Hungary

  Johnson & Johnson K.K. ..................................   Japan

  Johnson & Johnson Limitada ..............................   Portugal

  Johnson & Johnson Limited ...............................   England

  Johnson & Johnson Limited ...............................   India

  Johnson & Johnson Ltd. ..................................   Russia

  Johnson & Johnson Medical B.V. ..........................   Netherlands

  Johnson & Johnson Medical G.m.b.H. ......................   Germany

  Johnson & Johnson Medical K.K. ..........................   Japan

  Johnson & Johnson Medical Korea Limited .................   Korea

  Johnson & Johnson Medical Mexico S.A. de C.V. ...........   Mexico

  Johnson & Johnson Medical Ltd. ..........................   England

  Johnson & Johnson Medical Mfg. SDN. BHD .................   Malaysia

  Johnson & Johnson Medical Products, Inc. ................   Canada

  Johnson & Johnson Medical Pty. Ltd. .....................   Australia

  Johnson & Johnson Medical S.A. ..........................   Argentina

  Johnson & Johnson Medical S.A.R.L. ......................   France


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                                                              Jurisdiction of
Name of Subsidiary                                            Organization
- ------------------                                            ---------------
  Johnson & Johnson Morocco S.A. ..........................   Morocco

  Johnson & Johnson (New Zealand) Limited .................   New Zealand

  Johnson & Johnson Pacific Pty. Ltd. .....................   Australia

  Johnson & Johnson Pakistan (Private) Limited ............   Pakistan

  Johnson & Johnson Panama, S.A. ..........................   Panama

  Johnson & Johnson (Philippines), Inc. ...................   Philippines

  Johnson & Johnson Poland, Inc. Sp. z o.o. ...............   Poland

  Johnson & Johnson (Private) Limited .....................   Zimbabwe

  Johnson & Johnson Produtos Profissionais Ltda ...........   Brazil

  Johnson & Johnson Professional Products Ltd. ............   England

  Johnson & Johnson Professional Products GmbH ............   Germany

  Johnson & Johnson Professional Products (Pty.) Ltd. .....   South Africa

  Johnson & Johnson (Proprietary) Limited .................   South Africa

  Johnson & Johnson Pte. Ltd. .............................   Singapore

  Johnson & Johnson Pty. Limited ..........................   Australia

  Johnson & Johnson Research Pty. Limited .................   Australia

  Johnson & Johnson S.A. ..................................   France

  Johnson & Johnson S.A. ..................................   Spain

  Johnson & Johnson Sante S.A. ............................   France

  Johnson & Johnson SDN. BHD. .............................   Malaysia

  Johnson & Johnson S.p.A. ................................   Italy

  Johnson & Johnson Spol.s.r.o ............................   Czech Republic

  Johnson & Johnson Taiwan Ltd. ...........................   Taiwan

  Johnson & Johnson (Thailand) Limited ....................   Thailand

  Johnson & Johnson (Trinidad) Limited ....................   Trinidad

  Johnson & Johnson Vision Products AB ....................   Sweden

  Johnson & Johnson (Zambia) Limited ......................   Zambia

  Laboratoires RoC (U.K.) Ltd. ............................   England


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                                                              Jurisdiction of
Name of Subsidiary                                            Organization
- ------------------                                            ---------------
  Laboratoires Janssen S.A. ...............................   France

  Laboratoires Polive S.N.C. ..............................   France

  Lifescan Canada Ltd. ....................................   Canada

  Medos S.A. ..............................................   Switzerland

  Neutrogena Corp. S.A.R.L. ...............................   France

  Neutrogena Provence S.A.R.L. ............................   France

  Nikon RoC K.K. ..........................................   Japan

  Ortho Diagnostic Systems G.m.b.H. .......................   Germany

  Ortho Diagnostic Systems K.K. ...........................   Japan

  Ortho Diagnostic Systems Limited ........................   England

  Ortho Diagnostic Systems N.V. ...........................   Belgium

  Ortho Diagnostic Systems S.A. ...........................   France

  Ortho Diagnostic Systems S.p.A. .........................   Italy

  Ortho-McNeil Inc. .......................................   Canada

  Penaten G.m.b.H. ........................................   Germany

  Penaten Korea Limited ...................................   Korea

  Penaten Pty. Limited ....................................   Australia

  Pharma Argentina S.A. ...................................   Argentina

  P.T. Johnson & Johnson Indonesia ........................   Indonesia

  RoC G.m.b.H. ............................................   Germany

  RoC S.A. ................................................   France

  RoC S.A./N.V. ...........................................   Belgium

  RoC S.p.A. ..............................................   Italy

  Roc Laboratoires de Dermoestetica S.A. ..................   Spain

  R.W. Johnson Pharmaceutical Research Institute ..........   Switzerland

  Shanghai Johnson & Johnson Ltd. .........................   China

  Surgikos, S.A. de C.V. ..................................   Mexico

  Tasmanian Alkaloids Pty. Ltd. ...........................   Australia

  Taxandria Pharmaceutica B.V. ............................   Netherlands


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                                                                            8

                                                              Jurisdiction of
Name of Subsidiary                                            Organization
- ------------------                                            ---------------


  Xian-Janssen Pharmaceutical Co. Limited .................   China